Vanguard Municipal Money Market Fund
Vanguard California Municipal Money Market Fund
Vanguard New York Municipal Money Market Fund
Supplement Dated October 2, 2023, to the Prospectuses and Summary Prospectuses
Important Changes to Vanguard Municipal Money Market Fund, Vanguard California Municipal Money Market Fund, and Vanguard New York Municipal Money Market Fund (each, a Fund and collectively, the Funds)

The U.S. Securities and Exchange Commission (SEC) adopted changes to the rule governing money market funds in July 2023. Effective October 2, 2023, the Funds may no longer impose a redemption gate (except under extraordinary circumstances as part of a liquidation), and the imposition of liquidity fees are no longer tied to a fund’s weekly liquid assets.
Prospectus and Summary Prospectus Text Changes
The last paragraph under the “Principal Risks” section is replaced in its entirety with the following:
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Prospectus Text Changes
In Investing in Money Market Funds, the references to redemption gates are removed from the description of the main categories of money market funds.

The section related to the particular retail municipal money market fund offered by the prospectus is replaced in its entirety with the following:
Vanguard has designated [Vanguard Municipal Money Market Fund], [Vanguard California Municipal Money Market Fund], [Vanguard New York Municipal Money Market Fund] as a retail money market fund.
Retail money market funds are defined as prime or municipal money market funds that have policies and procedures reasonably designed to limit all beneficial owners of such money market funds to natural persons. Retail money market funds are permitted to continue to maintain a stable NAV through the use of amortized cost accounting. A retail money market fund may be subject to a liquidity fee if the fund’s board believes such fee is in the best interests of the fund.
Liquidity fees are designed to transfer the costs of liquidating securities from shareholders who remain in the Fund to those who leave the Fund during periods when liquidity is limited.
Discretionary liquidity fee. The Fund may impose a liquidity fee of up to 2% on all redemptions if the board of trustees of [Vanguard Municipal Money Market Fund], [Vanguard California Municipal Money Market Fund], [Vanguard New York Municipal Money Market Fund] (the Board) determines that it is in the best interest of the Fund. Subject to practical limitations necessary to implement the fee, the discretionary liquidity fee may be implemented the same day that the Board determines to impose a fee.
Any liquidity fee imposed will remain in effect until the Board determines that imposing such liquidity fee is no longer in the best interests of the Fund.
The Board also may determine that it would not be in the interests of the Fund to continue operating if the Fund’s weekly liquid assets fall below 10% of its total assets. In the event that the Board approves liquidation of the Fund under these circumstances, the Fund may permanently suspend redemptions and liquidate.
Notices regarding liquidity fees will be filed with the SEC on Form N-CR. In addition, announcements will also be made in supplements to the Fund’s prospectus and on the Fund’s website at vanguard.com.
The Fund is subject to money market fund reform regulatory risk, which is the chance that future money market fund reforms will affect the Fund’s investment strategy, fees and expenses, portfolio, share liquidity, and return potential.

In Investing With Vanguard, the following replaces the last sentence under “Emergency circumstances”:
In addition, in accordance with Rule 2a-7 under the Investment Company Act of 1940, the board of trustees of a retail or institutional money market fund may implement liquidity fees if the fund’s board believes such fee is in the best interests of the fund.
The reference to redemption gates is removed from the last sentence of the paragraph in the section “Investing With Vanguard Through Other Firms.”

© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS MMF 102023

Vanguard Municipal Bond Funds
Vanguard California Tax-Free Funds
Vanguard New York Tax-Free Funds

Supplement Dated October 2, 2023, to the Statements of Additional Information
Important Changes to Vanguard Municipal Money Market Fund, Vanguard California Municipal Money Market Fund, and Vanguard New York Municipal Money Market Fund (collectively, the Funds)
The U.S. Securities and Exchange Commission (SEC) adopted changes to the rule governing money market funds in July 2023. Effective October 2, 2023, the Funds may no longer impose a redemption gate (except under extraordinary circumstances as part of a liquidation), and the imposition of liquidity fees are no longer tied to a fund’s weekly liquid assets.
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI MMF 102023